Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

January 31, 2022

Securities and Exchange Commission

100 F Street, NE+

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D

Merrill Lynch IRA Annuity - Registration No. 333-232467

Merrill Lynch Investor Choice – IRA Series – Registration No. 333-232468

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended November 30, 2021, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

AB Discovery Value Fund, Inc., SEC File No. 811-10221

AB Value Fund, Inc., SEC File No. 811-10221

AB International Value, SEC File No. 811-10221

Fidelity Advisor – Equity Growth Fund, SEC File No. 811-03785

Fidelity Advisor – Stock Selector Mid Cap Fund, SEC File No. 811-03785

Transamerica TS&W International Equity, SEC File No. 811-08448

Pioneer Select Mid Cap Growth Fund , SEC File No. 811-21460

Semi-Annual Report Mailings:

BlackRock Low Duration Bond Portfolio, SEC File No. 811-22061

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (702) 488-7884.

Very truly yours,

/s/ Brian Stallworth___

Brian Stallworth

Assistant Secretary

an AEGON company